Exhibit 10.3.      Credit Agreement between the Company and Royal Bank of Canada dated as of July 11, 2009

Royal Bank of Canada
Commercial Financial Services
1055 West Georgia Street - 36th Floor
Vancouver, British Columbia V6E 3S5
Tel.: (604) 665-3135
Fax: (604) 665-6368

July 11, 2009
Private and Confidential
BRAINTECH, INC.
1750 Tysons Boulevard , Suite 350
McLean, Virgina 22102

and

Suite 360
555 Sixth Street
New Westminster, BC V3L 5H1

ROYAL BANK OF CANADA (the “Bank”) hereby confirms the credit facilities described below (the “Credit Facilities”) subject to the terms and conditions set forth below and in the attached Terms & Conditions and Schedules (collectively the “Agreement”). The Bank further confirms that the agreement dated April 21, 2009, which purports to supersede and cancel the existing agreement dated July 29, 2008 (the “2008 Agreement”) and any amendments thereto never comes into effect and is of no force or effect.  This Agreement supersedes and cancels the 2008 Agreement and any amendment thereto.   Any amount owing by the Borrower to the Bank under such previous agreement is deemed to be a Borrowing under this Agreement.  Any and all security that has been delivered to the Bank and is set forth as Security below, shall remain in full force and effect, is expressly reserved by the Bank and shall apply in respect of all obligations of the Borrower under the Credit Facilities. Unless otherwise provided, all dollar amounts are in Canadian currency.

BORROWER:                                Braintech, Inc. (the “Borrower”)

EFFECTIVE DATE

Effective immediately upon the acceptance of this Credit Agreement by the Borrower, the credit facility previously known as Facility #1 under the 2008 Agreement is cancelled.

Notwithstanding any other provisions herein, this Agreement, except for the immediately preceding sentence, becomes effective as of July 11, 2009, provided that the conditions set forth herein have been satisfied (unless waived by the Bank).

CREDIT FACILITIES

Term Facility $1,506,000 USD non-revolving term facility by way of:
a)           RBUSBR Loans  Interest rate (per annum): RBUSBR + 7.50%
b)           Libor based loans in US currency (“Libor Loans”)      Interest rate (per annum):  Libor + 9.00%

AVAILABILITY

The Borrower may borrow and convert up to the amount of this term facility provided an Event of Default shall not have occurred and be continuing at the time of any Borrowing. At any time after

REPAYMENT

Payment Amount:  $50,000  USD       Payment Frequency:  Monthly
Payment Type:   Principal Plus Interest
First payment date:  July 20, 2009
Repayable in full on:  September 9, 2009      Original Amortization (months)  24

OTHER FACILITIES

The Credit Facilities are in addition to the following facilities (the “Other Facilities”). The Other Facilities will be governed by this Agreement and separate agreements between the Borrower and the Bank. In the event of a conflict between this Agreement and any such separate agreement, the terms of the separate agreement will govern.

a)           VISA Business to a maximum amount of $50,000.  Any amount owing under this Other Facility will be due in full and the facility cancelled on September 9, 2009.

OVERALL BORROWING LIMIT

Borrowings outstanding under the Term Facility and the Other Facilities must not exceed at any time the Borrowing Limit plus $50,000.

FEES

One Time Fee:
Payable upon acceptance of this Agreement.  Monthly Administration Fee: $500
Payable in arrears on the same day of each month.
Application Fee:  $10,000

SECURITY

Security for the Borrowings and all other obligations of the Borrower to the Bank (collectively, the “Security”), shall include:

a)           General security agreement (Canada) on the Bank’s form 924 signed by the Borrower constituting a first ranking security interest in all personal property of the Borrower;

b)           General security agreement (U.S.), in form satisfactory to the Bank, signed by the Borrower constituting a first ranking security interest in all personal property of the Borrower;

c)           Guarantee and postponement of claim on the Bank’s form 812 in the amount of $2,895,000 signed by Braintech Canada, Inc., supported by a general security agreement on the Bank’s form 924 constituting a first ranking security interest in all personal property of Braintech Canada, Inc.;

d)           Postponement and assignment of claim on the Bank’s form 918 signed by Braintech Canada, Inc.;

e)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$400,000, provided by Owen Jones, from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

f)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$250,000, provided by Dave Baird, from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

g)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$750,000, provided by Frederick Weidinger, from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

h)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$250,000, provided by Kenneth Brooks from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

i)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$125,000, provided by Peter Speros, from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

j)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$125,000, provided by James Speros, from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

k)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$100,000, provided by Angie Speros, from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

l)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$100,000, provided by Fred Bolander, from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

m)           Irrevocable and unconditional standby letter of credit or letter of guarantee in favour of the Bank, in the amount of US$100,000, provided by Colin Eagan, from an issuer acceptable to the Bank, confirmed by the Bank and in form and substance satisfactory to the Bank;

n)           Cash collateral agreement on the Bank’s form 610 signed by the Borrower assigning term deposits and/or guaranteed investment certificates in the amount of $20,000;

o)           Acknowledgement (the “Acknowledgement”) from each of the providers of the irrevocable and unconditional standby letters of credit or letters of guarantee in favour of the Bank as listed in paragraphs e) to m) above confirming the re-draw of the Credit Facilities as outlined in this Agreement and that each of the security described in paragraphs e) to m) remains in full force and effect until the Term Facility is repaid in full;

p)           Priority Agreement (the “Priority Agreement ”) from each of the providers of the irrevocable and unconditional standby letters of credit or letters of guarantee in favour of the Bank as listed in paragraphs  e) to m) above granting priority in favour of the Bank’s security over the security held by each of the said providers in all personal property of the Borrower.

REPORTING REQUIREMENTS

The Borrower will provide the following to the Bank:

a)           monthly company prepared consolidated financial statements for the Borrower, within 30 days of each calendar month end;
b)           annual audited  consolidated financial statements for the Borrower, within 120 days of each fiscal year end;
c)           annual forecasted consolidated balance sheet and income and cash flow statements for the Borrower, prepared on a quarterly basis for the next following fiscal year, within 120 days of each fiscal year end;
d)           by August 10, 2009, a progress report, in form and content satisfactory to the Bank, on the Borrower’s activities in seeking refinancing; and
e)           such other financial and operating statements and reports as and when the Bank may reasonably require.

CONDITIONS PRECEDENT

In no event will this Agreement become effective or the Credit Facilities or any part thereof be available unless the Bank shall have received:

a)           by July 17, 2009, a duly executed copy of this Agreement;
b)           by July 17, 2009, the Application Fee;
c)           by close of business, July 17, 2009, Vancouver time, the Acknowledgement and the Priority Agreement;
d)           any other Security provided for herein, duly signed and (as required) registered to the satisfaction of the Bank;
e)           such financial and other information or documents relating to the Borrower or any Guarantor if applicable as the Bank may reasonably require;
f)           such other authorizations, approvals, opinions and documentation as the Bank may reasonably require; and
g)           all documentation to be received by the Bank shall be in form and substance satisfactory to the Bank.

GOVERNING LAW JURISDICTION

Province of British Columbia.

ACCEPTANCE

This Agreement is open for acceptance until July 17, 2009, after which date it will be null and void, unless extended in writing by the Bank.

ROYAL BANK OF CANADA

Per:           /s/ William Chiu
Name:      William Chiu
Title:        Senior Account Manager

We acknowledge and accept the terms and conditions of this Agreement on this 17th day of July, 2009.

BRAINTECH, INC.

Per:           /s/ Frederick Weidinger
Name:      Frederick Weidinger
Title:        CEO

Per:           /s/ Thomas E. McCabe
Name:      Thomas E. McCabe
Title:         EVP
I/We have the authority to bind the Borrower

We acknowledge and accept the terms and conditions of this Agreement, as the Guarantor, on this 17th day of July, 2009.

BRAINTECH CANADA, INC.

Per:           /s/ Edward A. White
Name:      Edward A. White
Title:        VP Administration

Per:           /s/ Thomas E. McCabe
Name:      Thomas E. McCabe
Title:        Authorized Signatory
I/We have the authority to bind the Guarantor